                                                                     Exhibit 4.3

           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     This Third Amended and Restated Registration Rights Agreement, dated as of December 21, 1999 (the "Agreement"), is by and among HAHT Software, Inc., a
                        ---------
North Carolina corporation (the "Company"), and the several Investors named in
                                 -------
the attached Schedule I (each individually an "Investor" and collectively, the
             ----------                        --------
"Investors").
 ---------

                                  WITNESSETH:

     WHEREAS, certain of the Investors (the "Existing Investors") hold shares of
                                             ------------------
the Company's Series B Convertible Preferred Stock (the "Series B Preferred
                                                         ------------------
Stock") and/or the Company's Series C Convertible Preferred Stock (the "Series C
-----                                                                   --------
Preferred Stock") and/or the Company's Series C-1 Convertible Preferred Stock
---------------
(the "Series C-1 Preferred Stock") and/or the Company's Series D Convertible
      --------------------------
Preferred Stock (the "Series D Preferred Stock") and possess registration
                      ------------------------
rights, information rights and other rights pursuant to that certain Second Amended and Restated Registration Rights Agreement dated as of September 23, 1997 (as amended on December 11, 1997) (the "Prior Agreement");
                                             ---------------

     WHEREAS, the Existing Investors possess information rights, rights of participation and other rights pursuant to Article V of the Securities Purchase Agreement dated December 20, 1995 (the "B Agreement Covenants") and/or Article V
                                        ---------------------
of the Series C Convertible Preferred Stock Purchase Agreement dated April 24, 1996 (the "C Agreement Covenants") and/or Article VI of the Series D Convertible
           ---------------------
Preferred and Series C-1 Convertible Preferred Stock Agreement dated September 23, 1997 (as amended on December 11, 1997) (the "D Agreement Covenants,"
                                                 ---------------------
collectively with the B Agreement Covenants and the C Agreement Covenants, the "Prior Purchase Agreement Covenants");
 ----------------------------------

     WHEREAS, the undersigned Existing Investors are holders of at least 66 2/3% of the outstanding shares of "Restricted Stock" of the Company (as defined in the Prior Agreement);

     WHEREAS, the undersigned Existing Investors are holders of at least 66-2/3% of the common stock issued or issuable upon the conversion of the Series B Preferred Stock;

     WHEREAS, the undersigned Existing Investors are holders of at least 66-2/3% of the common stock issued or issuable upon the conversion of the Series C Preferred Stock;

     WHEREAS, the undersigned Existing Investors are holders of at least 50% of the common stock issued or issuable upon the conversion of the Series C-1 Preferred Stock and Series D Preferred Stock;

     WHEREAS, the undersigned Existing Investors desire to terminate the Prior Agreement and Prior Purchase Agreement Covenants and to accept the rights created pursuant hereto in lieu of the rights granted to them under the Prior Agreement and Prior Purchase Agreement Covenants;

     WHEREAS, pursuant to the terms of a Series E Convertible Preferred Stock and Warrant Purchase Agreement, dated the date hereof (the "Purchase
                                                            --------
Agreement"), between the Company and the Purchasers named in Schedule I thereto
---------
(the "Series E Investors"), the Series E Investors are acquiring an aggregate of
      ------------------
up to 17,389,163 shares of Series E Preferred Stock, no par value (the "Series E
                                                                        --------
Preferred Stock"); and
---------------

     WHEREAS, it is a condition to the obligations of the Series E Investors under the Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof.

     NOW, THEREFORE, in consideration of the foregoing, the agreements set forth below, and the parties' desire to provide for continuity of ownership of the Company to further the interests of the Company and its present and future stockholders, the parties hereby agree with each other to amend and restate the Prior Agreement and Prior Purchase Agreement Covenants as set forth herein as follows:

     1.   Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the following respective meanings:

          "Commission" shall mean the Securities and Exchange Commission, or any
           ----------
other federal agency at the time administering the Securities Act.

          "Common Stock" shall mean the common stock, no par value, of the
           ------------
Company, as constituted as of the date of this Agreement.

          "Conversion Shares" shall mean (1) all shares of Common Stock issued
           -----------------
or issuable upon conversion of the Series B Preferred Stock, (2) all shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock,
(3) all shares of Common Stock issued or issuable upon conversion of the Series C-1 Preferred Stock, (4) all shares of Common Stock issued or issuable upon conversion of the Series D Preferred Stock, (5) all shares of Common Stock issued or issuable upon the conversion of the Series E Preferred Stock, including all shares of Series E Preferred Stock issued upon the exercise of Series E Preferred Stock Warrants issued under the Purchase Agreement, (6) any shares of capital stock or securities exercisable for or convertible into capital stock received in respect of the shares referenced in (1) through (5) above and (7) for the purposes of incidental rights granted under Section 5, all shares of Common Stock issued or issuable upon the conversion of Series E Preferred Stock issued upon the exercise of warrants dated August 31, 1999 issued to Silicon Valley Bank and Sand Hill Capital II, L.P. to purchase up to 350,000 shares of Series E Preferred Stock (the "Financing Warrants").
                                                 ------------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Holder" shall mean any Investor owning or having the right to acquire
           ------
Restricted Stock or any transferee of rights under this Agreement under Section 14.

          "Initial Public Offering" shall mean the first underwritten public
           -----------------------
offering of Common Stock of the Company registered under the Securities Act with the Commission on Form S-1, or its then equivalent.

          "Registration Expenses" shall mean all expenses incurred in connection
           ---------------------
with a registration statement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance, and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses.

          "Restricted Stock" shall mean the Conversion Shares, excluding
           ----------------
Conversion Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Selling Expenses" shall mean all underwriting discounts and selling
           ----------------
commissions applicable to the sale of Restricted Stock which are incurred in connection with a registration statement.

          "Stockholders' Agreement" shall mean the Third Amended and Restated
           -----------------------
Stockholders' Agreement dated as of the date hereof, by and among HAHT Software, Inc., the Investors and certain stockholders named therein.

     2.   Restrictive Legend.  Each certificate representing Series B Preferred
          ------------------
Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Conversion Shares or other shares of capital stock of the Company shall, except as otherwise provided in this Section 2 or in
Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM

          THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.

A certificate shall not bear such legend if in the opinion of counsel reasonably satisfactory to the Company the securities being sold thereby may be sold without registration under the Securities Act.

     3.   Notice of Proposed Transfer.  (a) Prior to any proposed transfer of
          ---------------------------
any Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Conversion Shares or other shares of capital stock of the Company (other than under the circumstances described in Sections 4 or 5), the Holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a
--------  -------
transfer to one or more partners of the transferor (in the case of a transferor that is a partnership) or to a parent corporation, subsidiary corporation or to a corporation which is under common control with a transferor (in the case of a transferor that is a corporation).

          (b) Each certificate for the Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Conversion Shares or other shares of capital stock of the Company transferred as provided in this Section 3 shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if
(i) such transfer is in accordance with the provisions of Rule 144 or Rule 144A under the Securities Act (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of Section 2.

     4.   Required Registration.  (a) At any time after the Company's Initial
          ---------------------
Public Offering, one or more Holders of Restricted Stock constituting at least thirty percent (30%) of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting Holder or Holders ("Initiating Holders") for sale in the manner specified in such notice. For
  ------------------
purposes of this Agreement, the term "Restricted Stock" shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Series B, Series C, Series C-1, Series D or Series E Preferred Stock upon conversion of all shares of Series B, Series C, Series C-1, Series D or Series E Preferred Stock held by such holder at such time; provided; however,
                                                           --------  -------
that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock; and provided further that, in
                                                     -------- -------
any underwritten public offering contemplated by this Section 4 or Section 5, the Holders of Series B, Series C, Series C-1,

Series D and Series E Preferred Stock shall be entitled to sell such stock to the underwriters for conversion and sale (in such public offering) of the shares of Common Stock issued upon conversion thereof.

          (b)  Notwithstanding anything to the contrary contained in this
Section 4, no request may be made under this Section 4 within one hundred eighty
(180) days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the Holders of Restricted Stock shall have been entitled to join pursuant to Section 5 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

          (c) If at the time of any request to register Restricted Stock pursuant to this Section 4, (i) the Company is engaged or has fixed plans to engage within sixty (60) days of the time of the request in a registered public offering of its securities, (ii) the Company is in possession of material non-public information the public disclosure of which, in the good faith determination of the Company's Board of Directors, would materially and adversely affect the Company, (iii) the Company shall have delivered to the Holders of Restricted Stock that have requested a registration a certificate of an officer of the Company to the effect that, on the advice of counsel, the Company believes such delay is necessary to comply with Regulation M under the Exchange Act, or (iv) the Company is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a reasonable period not in excess of one hundred twenty (120) days from the time of such request to register Restricted Stock pursuant to this Section 4; provided, however, that such right to delay a request may be exercised by the Company not more than once in any twelve-month period. Such delay, however, shall not in any way restrict the Holders from exercising piggyback registration rights under Section 5 during such period.

          (d) Following receipt of any notice under this Section 4, the Company shall immediately notify all Holders of Restricted Stock from whom notice has not been received, and such Holders shall be entitled within thirty (30) days thereafter to request the Company to include in the requested registration all or any portion of their shares of Restricted Stock. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting Holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other Holders within thirty (30) days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. Notwithstanding any other provision of this Section 4, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Restricted Stock which would otherwise be underwritten pursuant hereto, and the number of shares of Restricted Stock that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Restricted Stock of the Company owned by each Holder; provided, however, that the number of shares
                                  --------  -------
of Restricted Stock to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting; provided, further, that in the case of a registration that is requested by the
--------  -------
holders of Restricted Stock pursuant to Section 3.1 of that certain Third Amended and Restated Stockholders Agreement, the shares of Restricted Stock that are issuable upon conversion of the Series E Preferred Stock shall not be excluded from the underwriting.

          (e) The Company shall be obligated to register Restricted Stock pursuant to this Section 4, on only two (2) occasions; provided, however, that
                                                       --------  -------
such obligation shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified by the requesting Holders shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares shall have been sold pursuant thereto. The Company shall not be required to effect a registration pursuant to this Section 4 unless the market value of any offering and registration of Restricted Stock made pursuant this Section 4 is at least $5,000,000, before calculation of underwriting discounts and commissions.

          (f) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting Holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold.

          (g) Except for registration statements on Form S-4, S-8 or any successor forms thereto, and unless the Company (i) has previously given the notice referred to in Section 5 or (ii) has exercised its rights to delay a requested registration under Section 4(c)(i) and within the time period prescribed in Section 4(c) files a registration statement with respect to a registered public offering of its securities, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting Holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

     5.   Incidental Registration.  (a) If the Company at any time (other than
          -----------------------
pursuant to Section 4 or Section 13) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or any successor forms thereto), each such time it will give written notice to all Holders of outstanding Restricted Stock of its intention so to do; provided however that no such notice shall be
                                 -------- -------
required after such time that the Company ceases to have registration obligations under this Section 5. Upon the written request of any such Holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the Holder (in accordance with its written request) of such Restricted Stock so registered.

          (b) If any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced pro rata among the requesting Holders based upon the number of shares of Restricted Stock owned by such Holders if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided,
                                                                   --------
however, that:  (1) if the Company registers any of its securities for its own
-------
account in such underwriting, such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting Holders of Restricted Stock or (2) if the Company does not register any of its securities for its own account in such underwriting, the number of shares of Restricted Stock to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting unless the Holders of more than 50% of the Restricted Securities consent to the inclusion of such other securities.

          (c) Notwithstanding the foregoing provisions of this Section 5, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the Holders of Restricted Stock.

     6.   Obligations of the Company.  If and whenever the Company is required
          --------------------------
by the provisions of Sections 4 or 5 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as provided in Section 4) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 6(a) and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

          (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

          (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request; provided, however, that the Company shall not for any such purpose be required
--------  -------
to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

          (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

          (g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration:
(i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

          (h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

               For purposes of Sections 4(f), 6(a) and 6(b), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and sixty (60) days after the effective date thereof.

     7.   Obligations of Selling Stockholders.  In connection with each
          -----------------------------------
registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as reasonably shall be necessary to assure compliance with federal and applicable state securities laws.

     8.   Certain Underwriting Matters.  In connection with each registration
          ----------------------------
pursuant to Sections 4 or 5 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     9.   Expenses. The Company will pay all Registration Expenses in connection
          --------
with each registration statement under Sections 4 and 5.

     10.  Indemnification and Contribution.  (a) In the event of a registration
          --------------------------------
of any of the Restricted Stock under the Securities Act pursuant to Sections 4 or 5, the Company will and hereby does indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided,
                     --------
however, that the Company will not be liable in any such case if and to the
-------
extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

          (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4 or 5, each seller of such Restricted Stock thereunder severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Restricted Stock, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4 or 5, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if
--------  -------
and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided further that the liability of each seller hereunder shall not apply to
-------- -------
amounts paid in settlement without such seller's prior written consent.

          (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 10 and shall only relieve it from any liability which it may have to such indemnified party under this Section 10 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 10 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the
--------  -------
indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any Holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this
Section 10 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 10 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 10; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, no person or entity guilty
         --------  -------
of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          (f) The obligations of the Company and Holders under this Section 10 shall survive the completion of any offering of Restricted Stock in a registration statement under Section 4, 5 or 13 of this Agreement, and otherwise.

     11.  Changes in Common Stock or Preferred Stock.  If, and as often as,
          ------------------------------------------
there is any change in the Common Stock or the Series B, Series C, Series C-1, Series D or Series E Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Series B, Series C, Series C-1, Series D or Series E Preferred Stock, as applicable, as so changed.

     12.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after ninety (90) days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to each Holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any Restricted Stock without registration.

     13.  Form S-3 Registration.  In case the Company shall receive from any
          ---------------------
Holder or Holders of the Restricted Stock then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Restricted Stock owned by such Holder or Holders, the Company will:

          (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

          (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Restricted Stock as are specified in such request, together with all or such portion of the Restricted Stock of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 13: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Restricted Stock and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $750,000; (3) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this
Section 13; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (4) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 13; or
(5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Restricted Stock and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the registrations requested pursuant to Section 13, including (without limitation) all registration, filing, qualification, printers' and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, but excluding any underwriters' discounts or commissions associated with Restricted Stock, shall be borne by the Company. Registrations effected pursuant to this Section 13 shall not be counted as demands for registration or registrations effected pursuant to Sections 4 or 5, respectively.

     14.  Transferability of Registration Rights.  The rights conferred herein
          --------------------------------------
on the holders of Conversion Shares shall only inure to the benefit of a transferee of Series B, Series C, Series C-1, Series D, Series E Preferred Stock or Conversion Shares, as applicable, (i) if the transfer was approved by the Board of Directors of the Company (which approval shall not be unreasonably withheld) and there is transferred to such transferee all of the Conversion Shares then held by the transferor or (ii) if the transferee is a partner or affiliate of the transferor (in the case of a transferor that is a partnership) or such transferee is a stockholder, parent corporation, subsidiary corporation or a corporation which is under common control with a transferor (in the case of a transferor that is a corporation) or (iii) if the transferee acquires at least 100,000 shares of the Series B, Series C, Series C-1, Series D, Series E Preferred Stock or Conversion Shares, as applicable; provided however that no
                                                     -------- -------
transferee shall receive rights pursuant to this Agreement unless it first agrees in writing to abide by all restrictions on the Holders hereunder.

     15.  "Market Stand-off" Agreement.  If requested in writing by the
           ---------------------------
underwriters for the Company's Initial Public Offering, each Holder of Restricted Stock shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period of not more than one hundred eighty
(180) days following the effective date of the registration statement relating to such offering; provided, however, that all persons selling shares of the
                  --------  -------
Common Stock in such offering and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 15.

     16.  Delivery of Financial Statements.  The Company shall deliver to each
          --------------------------------
Investor (other than an Investor reasonably deemed by the Company to be a competitor of the Company)
that holds least 250,000 Conversion Shares, as appropriately adjusted for recapitalization, stock splits, stock dividends and the like (each a "Major
                                                                      -----
Investor"):
--------

          (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder's equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited
                                                           ----
and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

          (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

          (c) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail; and

          (d) as soon as practicable, but in any event sixty (60) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

     17.  Board Observation Rights.  So long as CIBC Capital Partners or its
          ------------------------
affiliates ("CIBC") holds any shares of the Company's Series E Preferred Stock,
             ----
the Company grants to CIBC the right to have a designee of CIBC attend meetings of the Board of Directors ("observer rights"). As an observer, notice will be
                            ---------------
given to the CIBC designee of any scheduled meeting of the Board of Directors at the same time the Board of Directors is given notice, but no change of schedule will be necessary if CIBC is unavailable. Such designee shall be entitled to receive, prior to each meeting of the Board of Directors and at the same time as directors of the Company receive such materials, all materials sent to members of the Board of Directors (other than materials that would compromise the attorney-client privilege or that relate to matters that may constitute a conflict of interest for such designee). The designee of CIBC will be subject to approval by the Company, but such approval will not be unreasonably withheld. Notwithstanding the foregoing, the Company reserves the right to exclude such designee from a portion of the Board meeting(s) if a majority of the Board of Directors believes exclusion is reasonably necessary to protect the attorney-client privilege or if a conflict of interest may exist.

     18.  Right of Participation.  Prior to any issuance by the Company of any
          ----------------------
of its securities (other than debt securities with no equity features), the Company shall offer to the Major Investors by written notice the right, for a period of fifteen (15) business days, to purchase for cash at an amount equal to the price or other consideration for which such securities are to be issued a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such securities that are so convertible, exercisable or exchangeable), each Major

Investor will continue to maintain its same proportionate equity ownership in the Company as of the date of such notice (treating a Major Investor, for the purpose of such computation, as the holder of the number of shares of Common Stock which would be issuable to such Major Investor upon conversion, exercise and exchange of all securities (including but not limited to any Preferred Shares) held by that Major Investor on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of Common Stock and assuming the like conversion, exercise and exchange of all such other securities held by other persons; provided,
                                                                 --------
however, that the participation rights of the Major Investors pursuant to this
-------
Section 18 shall not apply to:

          (A)  securities issued upon conversion of any of any Preferred Stock,

          (B) securities issued as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock,

          (C) securities issued or issuable pursuant to subscriptions, warrants, options, convertible securities, or other rights which are outstanding on the date of this Agreement,

          (D) Series E Preferred Stock issued or issuable pursuant to the exercise of Series E Preferred Stock Warrants issued or issuable (i) pursuant to the terms of the Purchase Agreement and (ii) to Hambrecht & Quist LLC in connection with the transactions contemplated under the Purchase Agreement,

          (E) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company of all or substantially all of the stock or assets of any other entity,

          (F) securities issued pursuant to a firm commitment underwritten public offering,

          (G) securities issued to financial institutions or lessors in connection with commercial credit arrangements, equipment financings, or similar transactions, which issuance has been approved by the Board of Directors,

          (H) Common Stock (or options therefor) issued to directors, officers, employees or consultants of the Company, not to exceed in the aggregate 10,000,000 shares, (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares, recapitalizations and the like with respect to the Common Stock) plus such number of shares of Common Stock that are repurchased (or options cancelled) by the Company from such persons after the date of this Agreement pursuant to contractual rights held by the Company and at a repurchase price not exceeding the respective original purchase price of paid by such persons to the Corporation therefor (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares, recapitalizations and the like with respect to the Common Stock) less the number of options (as so adjusted) issued to such officers, directors, employees or consultants outstanding on the date of this Agreement pursuant to clause (C) above (the shares exempted by this clause (G) being hereinafter referred to as the "Reserved Employee Shares"), and
 ------------------------

          (I) upon the exercise of any right which was not itself issued in violation of the terms of this Section 18.

     The Company's written notice to each Major Investor shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms, and number of shares (or other security) the Major Investor is entitled to purchase pursuant to the terms of this Section 18. Each Major Investor may accept the Company's offer as to the full number of securities offered to it or any lesser number, by written notice thereof given by it to the Company prior to the expiration of the aforesaid fifteen (15) business day period, in which event the Company shall promptly sell and the Major Investor shall buy, upon the terms specified, the number of securities agreed to be purchased by the Major Investor. The Company shall be free at any time prior to ninety (90) days after the date of its notice of offer to the Major Investors to offer and sell to any third party or parties the number of such securities not agreed to be purchased by the Major Investors, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Major Investors. If such third party sale or sales are not consummated within such ninety (90) day period, however, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 18.

     19.  Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to each Investor as follows:

          (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the certificate of incorporation or bylaws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

          (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

     20.  Miscellaneous Covenants.
          -----------------------

          (a)  Properties, Business, Insurance. The Company shall maintain, with
               -------------------------------
financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall not be required to maintain any key-man life insurance policies.

          (b)  Restrictive Agreements Prohibited. The Company shall not become a
               ---------------------------------
party to any agreement which by its terms restricts the Company's performance of this Agreement, the Purchase Agreement, the Stockholders Agreement or the Company's Fifth Amended and Restated Articles of Incorporation.

          (c)  Transactions with Affiliates.  Except for transactions
               ----------------------------
contemplated by the Purchase Agreement or as otherwise approved by the Board of Directors, the Company shall not enter into any transaction with any director, officer, employee or holder of more than five percent (5%) of the outstanding capital stock of any class or series of capital stock of the Company, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than five percent (5%) of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment.

          (d)  Expenses of Directors.  The Company shall promptly reimburse in
               ---------------------
full, each director of the Company who is not an employee of the Company and who was elected as a director solely by the holders of Preferred Stock, for all of his or her reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

          (e)  Compensation.  The Company shall not pay to its management
               ------------
compensation in excess of that compensation customarily paid to management in companies of similar size, of similar maturity, and in similar businesses.

          (f)  Compliance with Laws.  The Company shall comply with all
               --------------------
applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

     21.  Termination.
          -----------

          (a)  Termination of Sections 4, 5 and 13.  The obligations of the
               -----------------------------------
Company to register shares of Restricted Stock under Sections 4, 5 or 13 shall terminate with respect to any Holder on the earlier of (i) the fifth anniversary of the completion of an underwritten public offering of shares of Common Stock in which the net proceeds to the Company shall be at least $30,000,000 or (ii) such time as Rule 144 or another similar exemption under the Securities Act is available for the sale of all such Holder's shares during a three (3) month period without registration.

          (b)  Termination of Sections 16, 17, 18 and 20.  The obligations set
               -----------------------------------------
forth in Sections 16, 17, 18 and 20 shall terminate and be of no further force or effect when the Company has effected a firm commitment underwritten public offering of shares of Common Stock pursuant to which all shares of the Company's Preferred Stock are automatically converted into shares of Common Stock of the Company in accordance with the Company's Fifth Amended and Restated Articles of Incorporation, as may be amended from time to time.

          (c)  Termination of Section 16.  The obligations of the Company set
               -------------------------
forth in Section 16 shall terminate and be of no further force or effect upon earlier of (i) the Company becoming subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, or (ii) the events described in Section 21(b) above.

     22.  Miscellaneous.
          -------------

          (a)  Binding Effect.  Except as otherwise provided in this Agreement,
               --------------
all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Conversion Shares), whether so expressed or not.

          (b)  Notices. All notices, requests, consents and other communications
               -------
hereunder shall be in writing and shall be sent by nationally recognized overnight courier which obtains a signed receipt upon delivery, mailed by certified or registered mail, return receipt requested, postage prepaid, or telexed, in the case of non-U.S. residents, addressed as follows:

               if to the Company or any other party hereto, at the address of such party set forth in the Purchase Agreement; if to any subsequent Holder of any Series B, Series C, Series C-1, Series D, Series E Preferred Stock or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such Holder; in any case, at such other address or addresses as shall have furnished in writing to the Company (in the case of a Holder of Series B, Series C, Series C-1, Series D, Series E Preferred Stock or Restricted Stock) or to the Holders of Series B, Series C, Series C-1, Series D, Series E Preferred Stock or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

          (c)  No Waiver: Cumulative Remedies.  No failure or delay on the part
               ------------------------------
of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          (d)  Amendments, Waivers and Consents.  This Agreement may not be
               --------------------------------
amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Holders of at least 66 2/3% of the outstanding shares of Restricted Stock.

          (e)  Limitation on Grant of Other Registration Rights.  The Company
               ------------------------------------------------
shall not grant any registration rights more favorable than any of those contained herein without the written consent of the Holders of more than 50% of the outstanding shares of Restricted Stock, so long as any of the registration rights under this Agreement remains in effect.

          (f)  Severability. If any provision of this Agreement shall be held to
               ------------
be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          (g)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of California, without giving effect to the principles of the conflicts of laws thereof.

          (h)  Injunctive Relief.  The Company recognizes that the rights of the
               -----------------
Investors under this Agreement are unique and, accordingly, the Investors shall, in addition to such other remedies as may be available to them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. This Agreement is not intended to limit or abridge any rights of the Investors which may exist apart from this Agreement.

          (i)  Merger Provision.  This Agreement, including all exhibits and
               ----------------
schedules thereto, constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, including the Prior Agreement and the Prior Purchase Agreement Covenants, whether oral or written, of any of the parties hereto concerning the subject matter hereof.

          (j)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

COMPANY:                                HAHT SOFTWARE INC.



                                        By:  /s/ Joseph N. Riehle
                                             -----------------------------------
                                             Name:  J. N. Riehle
                                             Title: CFO

                                        Address:  4200 Six Forks Road, Suite 350
                                                  Raleigh, NC  27609



                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          CIBC WMV INC.


                                    By:             /s/ Robi Blumenstein
                                          ------------------------------------
                                    Name:             Robi Blumenstein
                                          ------------------------------------
                                    Title:            Managing Director
                                          ------------------------------------

                                    Address:  425 Lexington Avenue, 9th Floor
                                            ----------------------------------
                                              New York, New York 10017
                                            ----------------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          HUMMER WINBLAD VENTURE PARTNERS II, L.P.


                                    By:     /s/ John Hummer
                                           ------------------------------------
                                    Name:    John Hummer
                                           ------------------------------------
                                    Title:   Member
                                           ------------------------------------

                                    Address:  2 South Park, 2nd floor
                                             ----------------------------------
                                               San Francisco, CA. 94107
                                             ----------------------------------



                                    HUMMER WINBLAD TECHNOLOGY FUND II, L.P.


                                    By:  /s/ John Hummer
                                         --------------------------------------
                                    Name: John Hummer
                                          -------------------------------------
                                    Title: Member
                                           ------------------------------------

                                    Address: 2 South Park, 2nd floor
                                             ----------------------------------
                                              San Francisco, CA. 94107
                                             ----------------------------------


                                    HUMMER WINBLAD TECHNOLOGY FUND IIA, L.P.


                                    By:   /s/ John Hummer
                                          -------------------------------------
                                    Name:  John Hummer
                                          -------------------------------------
                                    Title:  Member
                                          -------------------------------------

                                    Address: 2 South Park, 2nd floor
                                             ----------------------------------
                                              San Francisco, CA. 94107
                                             ----------------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          JMI EQUITY FUND II, L.P.


                                    By: JMI Partners II, L.P.
                                        Its General Partner


                                    By:       /s/ Charles E Noell
                                           ------------------------------------
                                    Name:       Charles E Noell
                                           ------------------------------------
                                    Title:    General Partner
                                           ------------------------------------

                                    Address:  12680 High Bluff Dr Suite 200
                                             ----------------------------------
                                              San Diego, CA 92130
                                             ----------------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          MENLO VENTURES VI, L.P.

                                    By: MV Management VI, L.P. its
                                        General Partner


                                    By:   /s/ Sonja L Hoel
                                          ---------------------------
                                    Name:  Sonja L. Hoel
                                          ---------------------------
                                    Title: General Partner
                                          ---------------------------

                                    Address: 3000 Sand Hill Road
                                             Building 4, Suite 100
                                             Menlo Park, CA  94025


                                    MENLO ENTREPRENEURS FUND VI, L.P.
                                       By: MV Management VI, L.P. its
                                           General Partner

                                    By:   /s/ Sonja L Hoel
                                          ---------------------------
                                    Name:  Sonja L. Hoel
                                          ---------------------------
                                    Title: General Partner
                                          ---------------------------

                                    Address: 3000 Sand Hill Road
                                             Building 4, Suite 100
                                             Menlo Park, CA  94025

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:

                         BA CAPITAL COMPANY, L.P.,
                         Formerly known as NationsBanc Capital Corporation

                         By:  BA SBIC Management, LLC,
                              Its General Partner
                         By:  BA Equity Management, L.P.,
                              Its sole Member
                         By:  BA Equity Management GP, LLC,
                              Its General Partner


                         By:  /s/ Douglas C. Williamson
                              --------------------------------------
                              Douglas C. Williamson
                              Member

                         Address: 901 Main Street, 22/nd/ Floor
                                  Dallas, Texas 75202


                         BANCAMERICA CAPITAL INVESTORS SBIC I, L.P.


                         By: BancAmerica Capital Management SBIC I, LLC, its General Partner
                         By:  BancAmerica Capital Management I, L.P.,
                              its sole Member
                         By:  BACM I GP, LLC,
                              its General Partner

                         By:  /s/ Douglas C. Williamson
                              --------------------------------------
                              Douglas C. Williamson
                              Member


                         Address:  901 Main Street, 22/nd/ Floor
                                   Dallas, Texas 75202

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          SIPPL MACDONALD VENTURES II, L.P.


                                    By:     /s/ Jackie Macdonald
                                            --------------------------
                                    Name:   Jackie Macdonald
                                            --------------------------
                                    Title:  General Partner
                                            --------------------------

                                    Address: 4600 Bohannon Dr. Ste 110
                                             -------------------------
                                             Menlo Park, CA 94025
                                             -------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          SIPPL MACDONALD VENTURES I, L.P.


                                    By:    /s/ Jackie Macdonald
                                           ------------------------------
                                    Name:  Jackie Macdonald
                                           ------------------------------
                                    Title: General Partner
                                           ------------------------------

                                    Address: 4600 Bohannon Drive, Ste 110
                                             ----------------------------
                                             Menlo Park, CA 94025
                                             ----------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

INVESTORS:                          SOUTHEAST INTERACTIVE TECHNOLOGY FUND II


                                    By:    /s/ David C Blivin
                                           ------------------------------------
                                    Name:  David C. Blivin
                                           ------------------------------------
                                    Title: Managing Director
                                           ------------------------------------

                                    Address:  2525 Meridian Parkway, Suite 300A
                                              ---------------------------------
                                              Durham, NC 27713
                                              ---------------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          STANFORD UNIVERSITY


                                    By:    /s/ Carol Gilmer
                                           ----------------------------
                                    Name:  Carol Gilmer
                                           ----------------------------
                                    Title: Gift Administrator, Stanford
                                           ----------------------------
                                           Management Co.
                                           ----------------------------
                                           On Behalf of the Board of Trustees
                                           Of the Leland Stanford Junior
                                           University

                                    Address: 2770 Sand Hill Road
                                             Menlo Park, CA 94025

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          ADOBE VENTURES


                                    By:    /s/ Jackie Berterretche
                                           -------------------------------
                                    Name:  Jackie Berterretche
                                           -------------------------------
                                    Title: Attorney-in-Fact
                                           -------------------------------

                                    Address: H&Q, One Bush St.
                                             -----------------------------
                                             San Francisco, CA 94104
                                             -----------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


INVESTORS:                          DAMAC TECHNOLOGY PARTNERS, L.T.
                                    P.O. BOX, 309, UGLAND HOUSE, SOUTH CHURCH
                                    STREET GEORGE TOWN, GRAND CAYMAN, CAYMAN
                                    ISLANDS


                                    By: /s/ Hussain Satwani
                                        ---------------------------------
                                    Name:  HUSSAIN SATWANI
                                           ------------------------------
                                    Title: DIRECTOR OF GENERAL PARTNER
                                           ------------------------------

                                    Address:  SEE ABOVE
                                              ---------------------------
                                              ---------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

INVESTORS:
                                         /s/ Linda Markus Daniels
                                         ---------------------------
                                         Linda Markus Daniels

                                         Address: 24 Oak Drive
                                                  ------------------
                                                  Durham, NC 27707
                                                  ------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

INVESTORS:
                                    /s/ Carol S. Markus
                                    ----------------------------------
                                    Carol S. Markus,
                                    Trustee for Carol S. Markus Trust

                              Address: 3903 North Valley Drive
                                       -------------------------------
                                       Fairview Park, Ohio 44126
                                       -------------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          STRATHMORE GROUP LTD.


                                    By:  /s/ P h Wright     /s/ P. Norman
                                         --------------------------------
                                    Name:  PETER WRIGHT     PHIL NORMAN
                                           ------------------------------
                                    Title:  DIRECTOR          DIRECTOR
                                            -----------------------------

                                    Address:  PO BOX 74-292
                                              ---------------------------
                                              MARKET ROAD
                                              ---------------------------
                                              AUCKLAND
                                              ---------------------------
                                              NEW ZEALAND
                                              ---------------------------

                                    Tel:      +649 302 0070

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, this Agreement has been executed effective as of the date and year first above written.


INVESTORS:

                              By: /s/ David Fernandez  /s/ Alicia Wood-Bradley
                                  --------------------------------------------

                              Name:  David Fernandez & ALICIA WOOD-BRADLEY

                              Title: _________________________________________

                              Address: 1124 West Forest Hills Blvd.
                                       Durham, NC 27707


                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.


INVESTORS:
                                         /s/ Carolyn McInnis Lontz
                                         ------------------------------
                                         Carolyn McInnis Lontz

                                         Address: 3122 Surrey Road
                                                  ----------------------
                                                  Durham, North Carolina
                                                  ----------------------
                                                  U.S.A 27707
                                                  ----------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:                          HIGH STREET PARTNERS, L.P.


                                    By: /s/ Katherine S. Cromwell
                                        --------------------------------
                                        Katherine S. Cromwell
                                        General Partner

                                    Address: c/o TA Associates
                                             ---------------------------
                                             125 High St., Ste 2500
                                             ---------------------------
                                             Boston, MA 02110
                                             ---------------------------


                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:

                                         ___________________________________
                                         James D. Atkins


                                         Address: __________________________

                                                  __________________________



                                         /s/ Robert Emmons, Trustee
                                         -----------------------------------
                                         Robert Emmons, Ph.D.


                                         Address: __________________________

                                                  __________________________



                                         ___________________________________
                                         Evelyn Greer


                                         Address: __________________________

                                                  __________________________



                                         ___________________________________
                                         Lloyd Greif


                                         Address: __________________________

                                                  __________________________



                                         ___________________________________
                                         Wayne Lippman


                                         Address: __________________________

                                                  __________________________



                                         ___________________________________
                                         Michael Price

                                         Address: __________________________

                                                  __________________________


                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:


                                         ___________________________________
                                         James D. Atkins


                                         Address: __________________________

                                                  __________________________



                                         ___________________________________
                                         Robert Emmons, Ph.D.


                                         Address: __________________________

                                                  __________________________


                                         /s/ Evelyn Langlieb Greer
                                         -----------------------------------
                                         Evelyn Greer

                                         Address: 2400 South Dixie Hwy.
                                                  --------------------------
                                                  Suite 200
                                                  --------------------------
                                                  Miami, FL 33133
                                                  --------------------------

                                         ___________________________________
                                         Lloyd Greif

                                         Address: __________________________

                                                  __________________________



                                         Wayne Lippman
                                         ___________________________________


                                         Address: __________________________

                                                  __________________________



                                         ___________________________________
                                         Michael Price


                                         Address: __________________________

                                                  __________________________


                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:


                                         ___________________________________
                                         James D. Atkins


                                         Address: __________________________

                                                  __________________________



                                         ___________________________________
                                         Robert Emmons, Ph.D.


                                         Address: __________________________

                                                  __________________________



                                         ___________________________________
                                         Evelyn Greer


                                         Address: __________________________

                                                  __________________________


                                         /s/ Lloyd Greif
                                         -----------------------------------
                                         Lloyd Grief


                                         Address: 7515 Mulholland Drive
                                                  --------------------------
                                                  Los Angeles, CA 90046
                                                  --------------------------


                                         ___________________________________
                                         Wayne Lippman


                                         Address: __________________________

                                                  __________________________



                                         ___________________________________
                                         Michael Price


                                         Address: __________________________

                                                  __________________________


                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:

                                             ___________________________________
                                             James D. Atkins

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Robert Emmons, Ph.D.

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Evelyn Greer

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Lloyd Greif

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Wayne Lippman

                                             Address: __________________________
                                                      __________________________


                                             /s/ Michael Price
                                             -----------------------------------
                                             Michael Price

                                             Address: __________________________
                                                      __________________________

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

INVESTORS:

                                        /s/ James Schwade  /s/ Karyn K. Schwade
                                        ----------------------------------------
                                        Dr. James and Karyn Schwade

                                        Address: [ILLEGIBLE]/\ /\
                                                      --------------------------
                                                      __________________________

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

STOCKHOLDERS:

                                             /s/ Rowland Archer
                                             -----------------------------------
                                             Rowland Archer

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             James Hebert

                                             Address: __________________________
                                                      __________________________


                                             /s/ Richard Holcomb
                                             -----------------------------------
                                             Richard Holcomb

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Tyler Bennett

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Ed Glas

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Edward R. Hintz III.

                                             Address: __________________________
                                                      __________________________

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

STOCKHOLDERS:

                                             ___________________________________
                                             Rowland Archer

                                             Address: __________________________
                                                      __________________________

                                             ___________________________________
                                             James Herbert

                                             Address: __________________________
                                                      __________________________

                                             ___________________________________
                                             Richard Holcomb

                                             Address: __________________________
                                                      __________________________


                                             /s/ Tyler Bennett
                                             -----------------------------------
                                             Tyler Bennett

                                             Address: 403 Tynemouth Dr.
                                                      --------------------------
                                                      Cary NC 27513
                                                      --------------------------


                                             ___________________________________
                                             Ed Glas

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Edward R. Hintz III.

                                             Address: __________________________
                                                      __________________________


                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

STOCKHOLDERS:

                                             ___________________________________
                                             Rowland Archer

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             James Hebert

                                             Address: __________________________
                                                      __________________________

                                             ___________________________________
                                             Richard Holcomb

                                             Address: __________________________
                                                      __________________________

                                             ___________________________________
                                             Tyler Bennett

                                             Address: __________________________
                                                      __________________________


                                             /s/ Ed Glas
                                             -----------------------------------
                                             Ed Glas

                                             Address: 5608 Tahoma Ct
                                                      --------------------------
                                                      Raleigh NC 27606
                                                      --------------------------


                                             ___________________________________
                                             Edward R. Hintz III

                                             Address: __________________________
                                                      __________________________


                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

STOCKHOLDERS:

                                             ___________________________________
                                             Rowland Archer

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             James Herbert

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Richard Holcomb

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Tyler Bennett

                                             Address: __________________________
                                                      __________________________


                                             ___________________________________
                                             Ed Glas

                                             Address: __________________________
                                                      __________________________


                                             /s/ Edward R. Hintz III
                                             -----------------------------------
                                             Edward R. Hintz III

                                             Address: 1215 Pioneer Court
                                                      --------------------------
                                                      Cary, NC 27511
                                                      --------------------------

                               SIGNATURE PAGE TO
           THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                   SCHEDULE I
                                   ----------
 I.  Investors:
     ----------
      New (Initial Closing):
      ----------------------
      CIBC WMV Inc.
      Damian V. Rinaldi
      RIC-Tech Limited
      Damac Technology Partners, L.T.
      William J. del Biaggio III and Kristen J. del Biaggio, Trustees of the
          1999 del Biaggio Family Trust, u/d/t 10/14/99
      Robert Wenig
      Alan C. Kramer, Trustee of The Kramer Family Trust
      FAC Equities
      Page Mill Capital I, L.P.
      BANCAMERICA Capital Investors SBIC I, L.P.
      Linda Markus Daniels
      Carol S. Markus, Trustee for Carol S. Markus Trust
      Adobe Ventures II, L.P.
      Sippl Macdonald Ventures II, L.P.

      New (Pre-Amendment Subsequent Closings):
      ----------------------------------------
      David Fernandez & Alicia Wood-Bradley
      DI Partners Fund, LLC
      Strathmore Group LTD
      Carolyn McInnis Lontz

      Existing:
      ---------
      Adobe Ventures
      High Street Partners, L.P.
      Hummer Winblad Venture Partners II, L. P.
      Hummer Winblad Technology Fund II, L.P.
      Hummer Winblad Technology Fund IIA, L.P.
      JMI Equity Fund II, L.P.
      Menlo Ventures VI, L.P.
      Menlo Entrepreneurs Fund VI, L.P.
      BA Capital Company, L.P. (formerly, NationsBanc Capital Corporation) Sippl Macdonald Ventures I, L.P.
      Southeast Interactive Technology Fund II
      Stanford University
      James D. Atkins
      Robert Emmons, Ph.D.
      Evelyn Greer
      Lloyd Greif
      Michael Price
      Dr. James and Karyn Schwade
      Wayne Lippman (No Signature Page)

 II.  Stockholders:
      -------------
      Rowland Archer
      Richard Holcomb
      Tyler Bennett
      Ed Glas
      Edward R. Hintz III
      James Hebert (No Signature Page)